UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  March 3, 2005

                              INTEGRATED DATA CORP.
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               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


      625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
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         (Address of principal executive offices)            (Zip Code)


                                610-825-6224
                                ------------
             (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act



Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Integrated Data Corp ("IDC" or the "Corporation") has entered into a License Termination Agreement with DataWave Systems Inc. ("DataWave") effectively selling the DataWave International License back to DataWave. A copy of the complete agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The License Termination Agreement was executed on March 3, 2005 with an effective date of February 1, 2005.

Integrated Data Corp has also entered into a Merger Break-Up and Mutual Release Agreement with DataWave. A copy of the complete agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Merger Break-Up and Mutual Release Agreement was executed on March 3, 2005 with an effective date of February 1, 2005.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1.  License Termination Agreement

Exhibit 99.2.  Merger Break-Up and Mutual Release Agreement





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                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  March 8, 2005
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                                          By: /s/David C. Bryan
                                              --------------------
                                              David C. Bryan
                                              Chief Executive Officer &
                                              President





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